Summary Prospectus May 1, 2016, as revised August 2, 2016

SeeyondSM Multi-Asset Allocation Fund
Ticker Symbol: Class A (SAFAX), Class C (SAFCX) and Class Y (SAFYX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at ngam.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ngam.natixis.com. The Fund's Prospectus and Statement of Additional Information, each dated May 1, 2016, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term growth of capital by investing in a range of securities and asset classes across global markets.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 107 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.50%	0.48%	0.44%
Acquired fund fees and expenses [2]	0.05%	0.05%	0.05%
Total annual fund operating expenses	1.60%	2.33%	1.29%
Fee waiver and/or expense reimbursement [3]	0.25%	0.23%	0.20%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	2.10%	1.09%
[1]

The Fund's operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2016, as if such reduction had been in effect during the fiscal year ended December 31, 2015. The information has been restated to better reflect anticipated expenses of the Fund.

[2]

The expense information shown in the table above differs from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[3]

Natixis Asset Management U.S., LLC ("Natixis AM US" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.25%, 2.00% and 1.00% of the Fund's average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2018 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first 22 months and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$705	$1,008	$1,354	$2,329
Class C	$313	$686	$1,206	$2,633
Class Y	$111	$372	$672	$1,524

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$213	$686	$1,206	$2,633

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recenly ended fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund will typically seek exposure to a combination of four asset classes: equity, fixed-income, currency and volatility. In seeking exposure to these asset classes, the Fund expects that it will use, among other instruments, a variety of listed and other liquid derivative instruments.  The Fund's equity exposure typically will be obtained through investments in broad, equity index listed futures, equity index options, options on futures and exchange-traded funds ("ETFs"). The Fund's fixed-income exposure may consist of, but is not limited to, U.S. and non-U.S. government bonds, listed bond futures, options on futures and fixed-income ETFs. The Fund's currency exposure typically will be obtained through investments in non-dollar denominated investments, futures and forward foreign currency contracts. The Fund's exposure to volatility assets will result from both "long" and "short" positions in futures and options, such as futures contracts based on the Chicago Board Options Exchange Volatility Index (the "VIX"), listed equity index options, options on futures and equity index futures. The Fund may take both long and short exposures to these asset classes.  A "short" exposure will benefit when the underlying asset class decreases in price.  A "long" exposure will benefit when the underlying asset class increases in price.  For cash management purposes, the Fund may also invest in short-term money market instruments including, but not limited to, U.S. and non-U.S. treasury bills, certificates of deposit and commercial paper. These markets include, but are not limited to, Europe, the U.S., Asia and emerging markets.

The Adviser believes that a diversified asset allocation strategy can benefit from an explicit allocation to volatility as an asset class. This approach can offer several benefits over a traditional asset allocation portfolio, as volatility tends to have its own unique return and risk characteristics. The Adviser's research suggests that implied volatility exposure can be a complement to equity and fixed-income investments because it has the potential either to provide a diversified source of return or to mitigate risk. Implied volatility refers to the estimated volatility of a security's price derived from option pricing. In particular, increasing equity market volatility has typically been associated with periods of market and macroeconomic uncertainty. As such, long exposure to equity volatility during those periods can offer an attractive risk-reward profile compared to other asset classes. For example, the Adviser may buy VIX futures contracts or purchase index put options when volatility is low or expected to rise, thus offering a potential hedge against an equity market downturn. Conversely, when equity market volatility is high or expected to decline, "selling" volatility may provide a diversified source of return, which can be uncorrelated with fixed-income investments. For example, the Adviser may sell VIX futures contracts or sell index put options when volatility is high or expected to decline in an effort to earn a premium.

The Adviser's investment process relies on various proprietary indicators in addition to the experience and judgment of the portfolio management team when determining asset allocation. The strategy's fundamental indicators integrate macroeconomic characteristics (such as growth and inflation) and microeconomic characteristics (such as earnings and valuations), along with momentum indicators, which rely on, for example, moving averages to identify structural market trends with a view towards replicating the behavior of a rational investor.  In addition, the portfolio management team takes into account independent research and analysis (on topics such as news flow, central bank policy, and market flows) to identify short-term opportunities, to identify scenarios that might not yet be reflected within the quantitative indicators and to adapt the portfolio to unexpected events. The strategy seeks to identify and to exploit market trends over time, thereby generating value through asset allocation, rather than through individual security selection. The Adviser utilizes quantitative indicators that assess the movement, level and cost of investing in volatility, in addition to the qualitative judgment and experience of the portfolio management team.

The Fund's portfolio construction begins with the goal of allocating risk efficiently. The Fund's exposures are defined individually, by each market, with a view towards constructing positions independently from one another. The Adviser uses risk budgeting techniques, involving an assessment of risk for each individual market, in order to gauge the overall portfolio risk and manage position sizes versus a blended benchmark of 60% global stocks and 40% global bonds. The Adviser will maintain flexibility in allocating capital across different asset classes and will rely heavily on derivatives to implement its strategies. The gross notional value of the Fund's derivative investments may significantly exceed the total value of the Fund's assets.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified fund.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent, which, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Agency Securities Risk: Agency securities are subject to fixed-income securities risk. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities.

Allocation and Correlation Risk: This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit/Counterparty Risk: Credit/Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearinghouse, are not available in connection with over-the-counter ("OTC") derivatives transactions. As a result, when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures, forward contracts, foreign currency transactions and options) are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures, forward contracts, foreign currency transactions and options, involves other risks, such as the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk, credit risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities may be less lliquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the Fund seeks positive returns that exceed the rate of inflation over time, if the portfolio managers' inflation forecasts are incorrect, the Fund may be more severely impacted than other funds.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon and pay-in-kind ("PIK") bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in stocks also results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund's investments, such as management performance, financial condition and demand for the issuers' goods and services. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that the Fund will be able to cover its short positions.

Tax Risk: The Fund expects to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. The tax treatment of certain derivative instruments for purposes of the qualification tests applicable to regulated investment companies is unclear and could be subject to an interpretation by the Internal Revenue Service bearing adversely on the Fund's ability to qualify as a regulated investment company, or an adverse court decision. Therefore, the use of such derivative instruments could be limited or could impair the Fund's ability to qualify as a regulated investment company.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain instruments at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Volatility Risk: The success of the Fund's volatility management strategy is subject to the Adviser's ability to forecast volatility in an accurate and timely manner. The Adviser's volatility forecasts may be incorrect, and the allocation changes made by the Adviser in response to volatility forecasts may not achieve the intended effect. Volatility management techniques may result in periods of underperformance, may limit the Fund's ability to participate in rising markets and may increase transaction costs. The Fund's performance may be lower than similar funds that do not use a volatility management strategy.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance in the first full year and by showing how the Fund's average annual returns for the one-year and Life-of-Fund periods compare to those of two broad measures of market performance. The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI ACWI Index (Net) and 40% Citigroup World Government Bond Index. The two indices composing the Blended Index measure, respectively, the performance of global equity securities and global sovereign fixed income securities. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: First Quarter 2015, 2.38% Lowest Quarterly Return: Third Quarter 2015, -5.94%

Average Annual Total Returns
(for the periods ended December 31, 2015)	Past 1 Year	Life of Fund (7/23/14)
Class A - Return Before Taxes	-10.82%	-9.71%
Return After Taxes on Distributions	-11.10%	-9.90%
Return After Taxes on Distributions and Sale of Fund Shares	-5.86%	-7.33%
Class C - Return Before Taxes	-7.06%	-6.64%
Class Y - Return Before Taxes	-5.17%	-5.70%
MSCI ACWI Index (Net)	-2.36%	-3.57%
Blended Index	-2.62%	-4.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. The Return After Taxes on Distributions and Sale of Fund Shares for the one-year and Life-of-Fund periods exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Natixis Asset Management U.S., LLC ("Natixis AM US")

Portfolio Managers

Simon Aninat has served as portfolio manager of the Fund since 2014.

Frédéric Babu has served as senior portfolio manager of the Fund since 2014.

Stéphanie Bigou has served as senior portfolio manager of the Fund since 2014.

Didier Jauneaux has served as senior portfolio manager of the Fund since 2014.

Alexander J. Nary has served as associate portfolio manager of the Fund since August 2016.

Frank Trividic has served as senior portfolio manager of the Fund since 2014.

Yufeng Xie has served as portfolio manager of the Fund since 2014.

Ms. Bigou and Messrs. Aninat, Jauneaux, Trividic and Xie are employees of Natixis Asset Management ("NAM"), the parent of Natixis AM US, and provide portfolio management through a personnel-sharing arrangement between NAM and Natixis AM US. All of the portfolio managers are a part of Seeyond, a global investment unit of the Natixis Asset Management organization.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Certain Retirement Plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. See section "How Fund Shares are Priced" for details.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

USMAA77-0802